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                                                                   EXHIBIT 10.49

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

PARTIES:

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
ADIDAS AMERICA, INC.                   ("ADIDAS")

GARGOYLES, INC.                        ("GARGOYLES")

CONQUEST SPORTS, INC.                  ("CONQUEST")

AXCENT SPORTS, INC.                    ("AXCENT")

SPORTS PERFORMANCE PRODUCTS, INC.      ("SPPI")

DOUGLAS HAUFF                          ("HAUFF")

TRILLIUM CORPORATION                   ("TRILLIUM")
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                                    RECITALS

      A. AXCENT currently owes GARGOYLES and CONQUEST over $200,001, which constitute accounts receivables for GARGOYLES and CONQUEST, respectively. These debts are reflected in the "Other Payables" section of AXCENT's balance sheet.

      B. On or about February 12, 1997, ADIDAS filed a complaint with the United States District Court for the District of Oregon, Case No. 97-239-JE (the "Action"), against GARGOYLES, CONQUEST, AXCENT, and SPPI (GARGOYLES, CONQUEST, AXCENT, and SPPI are hereinafter referred to collectively as "DEFENDANTS".) In the Action, ADIDAS asserted breach of contract claims against each of the DEFENDANTS. Based on GARGOYLES' alleged relationship with AXCENT, ADIDAS also asserted claims against GARGOYLES under the theories of piercing the corporate veil and promoter liability. Among other things, ADIDAS demands damages of $603,904.56 against each DEFENDANT.

      C. HAUFF and TRILLIUM have executed Indemnity Agreements with GARGOYLES and CONQUEST. GARGOYLES and CONQUEST have tendered to HAUFF and TRILLIUM the claims asserted against them by ADIDAS.

      D. To avoid the expense and uncertainty of litigation, ADIDAS and DEFENDANTS desire to settle and compromise their differences under the terms and conditions set forth in this Settlement Agreement and Mutual Release ("Agreement"). Likewise, HAUFF and TRILLIUM have agreed to accept GARGOYLES and CONQUEST's tenders under the following terms.

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NOW, THEREFORE, IT IS AGREED:

      1. PAYMENTS BY HAUFF AND TRILLIUM AND ASSIGNMENT BY AXCENT, HAUFF and TRILLIUM agree that they are jointly and severally liable to make payments on the following schedule to ADIDAS: $50,000 on July 15, 1997; $50,000 on August 1, 1997; $50,000 on November 1, 1997; and $50,000 on February 1, 1998. In
consideration and exchange for HAUFF's and TRILLIUM's agreement to make the above payments, GARGOYLES and CONQUEST assign to HAUFF and TRILLIUM all rights that they have in the over $200,001 of accounts receivable remaining due and outstanding from AXCENT. Likewise, in consideration and exchange for HAUFF's and TRILLIUM's agreements to make the above payments, ADIDAS assigns to HAUFF and TRILLIUM all rights and claims it has against AXCENT.

      2. INTEREST. Any payments not made on or before the dates indicated in paragraph 1 herein shall bear interest at the rate of 1% per month, or at the highest rate allowed by law, whichever is less, from the scheduled payment date until paid in full.

      3. DISMISSAL. ADIDAS agrees to dismiss with prejudice, and without award of costs or fees, the Action within ten business days of the date this Agreement is signed by the DEFENDANTS, HAUFF and TRILLIUM.

      4. RELEASES. In consideration for the provisions of this Agreement, and except for the obligations of this Agreement and the assigned rights and claims by ADIDAS to HAUFF and TRILLIUM (as more fully described in paragraph 1 above), ADIDAS, on the one hand, and the DEFENDANTS, HAUFF and TRILLIUM, on the other hand, for themselves and each of their respective agents, officers, directors, employees, representatives, executors, heirs and assigns, hereby release each other, together with each of their respective agents, officers, directors, employees, representatives, executors, heirs and assigns, from any and all claims and disputes that may exist between them as of the date of this Agreement, whether known or unknown, arising out of the facts that gave rise to the Action.

      5. NO ADMISSION OF LIABILITY. The parties understand, agree and acknowledge that this Agreement is in compromise of disputed claims, and that the agreements hereunder are not to be construed as admissions of liability. The parties acknowledge that this agreement is a fair and equitable settlement of each Parties' claims.


      6. AUTHORITY. The parties to this Agreement represent that they have the power and authority to execute and deliver this Agreement, and to perform all terms and conditions hereof to be performed by them.

      7. BINDING ON SUCCESSORS AND ASSIGNS. All for the covenants, agreements, conditions and terms contained in this Agreement shall be binding upon, apply and inure to the benefit of the successors and assigns of the respective parties.

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     8.   INTEGRATION. This Agreement constitutes a final and complete statement of the agreement between the parties.

     9. COUNSEL. Each of the parties hereto acknowledges that each party has been represented by counsel in connection with the preparation and execution of this Agreement and that each party has thoroughly reviewed this Agreement with that party's counsel. For all purposes, including the construction and interpretation hereof, this Agreement shall be deemed to have been prepared or drafted jointly by all parties hereto.

     10. ATTORNEY FEES. If a lawsuit, action or other legal proceeding is brought to interpret or enforce this Agreement, any judgment therein shall award the prevailing party all costs thereof, including but not limited to reasonable attorney and legal assistance fees (including, without limitation, such fees incurred on any appeal, arbitration or voluntary or involuntary bankruptcy case).

     11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto affix their respective signatures.
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
ADIDAS AMERICA, INC.                         SPORTS PERFORMANCE PRODUCTS, INC.

By:    [SIG]                                 By:   /s/  DOUGLAS B. HAUFF
    ----------------------------------           ------------------------------
Title: Secretary and General Counsel         Title: President
       -------------------------------              ---------------------------
Date:  7/14/97                               Date:  July 14, 1997
      --------------------------------             ----------------------------


GARGOYLES, INC.                              TRILLIUM CORPORATION

By:    /s/  DOUGLAS B. HAUFF                 By:    /s/  PAUL PIEN
    ----------------------------------           ------------------------------
Title: President & CEO                       Title:  Vice President, General Counsel
       -------------------------------              ---------------------------
Date:  July 14, 1997                         Date:  July 14, 1997
      --------------------------------             ----------------------------


CONQUEST SPORTS, INC.

By:    /s/  DOUGLAS B. HAUFF                 By:   /s/ DOUGLAS HAUFF
    ----------------------------------           ------------------------------
Title: President                                       Douglas Hauff
       -------------------------------
Date:  July 14, 1997                         Date: July 14, 1997
      --------------------------------             ----------------------------


AXCENT SPORTS, INC.

By:   /s/ DOUGLAS HAUFF
    ----------------------------------
Title: President
       -------------------------------
Date:  July 14, 1997
      --------------------------------

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